UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) October 2, 2006
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

3333 Susan Street, Costa Mesa, California		92626

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code		(714) 662-5600

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note
On October 2, 2006, Emulex Corporation filed a Current Report on Form 8-K (the “Report”), under Item 2.01 thereto, with the Securities and Exchange Commission to report the completion of its acquisition of Sierra Logic, Inc., which Report excluded certain financial statements that were not available at the time of filing. This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 of the Report in its entirety to provide the required financial statements and pro forma financial information in connection with the acquisition of Sierra Logic, Inc.
Further, this Form 8-K/A also corrects and replaces Item 2.01, second sentence, of the October 2, 2006, Form 8-K with the following sentence:
“The cash portion of the purchase price was paid upon the closing of the transaction, with approximately $24.3 million (“Escrow Amount”) of such amount paid into an escrow account to be held for a period up to 18 months after the effective date.”
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired.

(i) Attached hereto as Exhibit 99.1 are the audited balance sheet of Sierra Logic, Inc. as of December 31, 2005 and the related statements of operations, convertible preferred stock and stockholders’ deficit, and cash flows for the year then ended and the notes to the financial statements, together with the independent auditor’s report thereon.

(ii) Attached hereto as Exhibit 99.2 are the unaudited condensed balance sheet of Sierra Logic, Inc. as of June 30, 2006, the unaudited condensed statements of operations for the six months ended June 30, 2006 and 2005, and the unaudited condensed statements of cash flows for the six months ended June 30, 2006 and 2005.

(b)	Pro Forma Financial Information.

Attached hereto as Exhibit 99.3 are the unaudited pro forma condensed combined balance sheet of Emulex Corporation and Sierra Logic, Inc. as of July 2, 2006, and the unaudited pro forma condensed combined statement of operations of Emulex Corporation and Sierra Logic, Inc. for the fiscal year ended July 2, 2006.

(d)	Exhibits.

See Exhibit Index attached hereto.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMULEX CORPORATION (Registrant)

By: Name:	/s/ James M. McCluney James M. McCluney
Title:	Chief Executive Officer and President
Date: December 7, 2006

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited financial statements listed in item 9.01(a).

99.2	Unaudited interim financial statements listed in item 9.01(a).

99.3	Pro forma financial statements listed in item 9.01(b).

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